Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands)

	Q1 2002	Q2 2002	Q3 2002	Q4 2002	Total 2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004
Insurance Services Revenue	$64,140	$67,031	$70,495	$68,616	$270,282	$76,134	$77,922	$78,100	$76,968	$309,124	$86,727	$88,129	$90,880	$86,632	$352,368
Screening and Authentication Services Revenue	29,223	33,727	32,796	32,846	128,592	34,926	40,506	43,411	43,774	162,617	46,428	53,339	56,609	56,330	212,706
Financial and Professional Services Revenue	25,325	26,315	25,261	23,408	100,309	24,829	23,536	23,888	23,238	95,491	24,375	29,107	30,524	29,762	113,768
Government Services Revenue	9,383	9,967	16,132	22,821	58,303	14,859	12,599	12,055	12,168	51,681	14,014	19,675	18,672	18,162	70,523
Marketing Services Revenue	23,717	27,950	27,467	26,699	105,833	25,573	25,676	22,631	22,762	96,642	22,811	23,224	23,585	23,769	93,389
Royalty Revenue	1,597	1,542	1,563	1,153	5,855	1,303	1,389	1,305	1,105	5,102	1,165	1,270	1,370	699	4,504

Core Revenue (b)	$153,385	$166,532	$173,714	$175,543	$669,174	$177,624	$181,628	$181,390	$180,015	$720,657	$195,520	$214,744	$221,640	$215,354	$847,258

Revenue from Divested & Discontinued Lines (a)	72	—	—	—	72	—	—	—	—	—	—	—	—	—	—

Service Revenue	$153,457	$166,532	$173,714	$175,543	$669,246	$177,624	$181,628	$181,390	$180,015	$720,657	$195,520	$214,744	$221,640	$215,354	$847,258
Reimbursable Expenses per EITF 01-14 (f)	10,019	9,923	10,098	8,480	38,520	10,944	10,470	12,402	11,579	45,395	12,860	7,691	6,149	7,580	34,280

Total Revenue	$163,404	$176,455	$183,812	$184,023	$707,694	$188,568	$192,098	$193,792	$191,594	$766,052	$208,380	$222,435	$227,789	$222,934	$881,538

Insurance Services Operating Income	$35,024	$35,502	$37,163	$36,950	$144,639	$42,436	$44,364	$43,998	$41,720	$172,518	$47,260	$48,401	$50,714	$49,476	$195,851
Screening and Authentication Services Operating Income	4,637	6,985	7,557	7,365	26,544	5,138	9,462	9,670	8,700	32,970	8,287	10,802	12,439	12,187	43,715
Financial and Professional Services Operating Income	5,204	7,507	6,900	4,284	23,895	5,902	5,396	4,747	4,650	20,695	4,810	6,442	7,127	7,959	26,338
Government Services Operating Income	1,275	1,136	3,762	6,823	12,996	3,291	2,617	2,276	2,828	11,012	3,084	6,045	4,043	4,848	18,020
Marketing Services Operating Income	7,405	9,232	8,509	7,720	32,866	6,908	7,374	3,580	3,987	21,849	4,287	4,408	4,583	5,373	18,651
Royalty Operating Income	997	933	932	464	3,326	646	626	416	380	2,068	204	661	798	399	2,062
Divested & Discontinued Operating Income (a)	(206)	—	—	—	(206)	—	—	—	—	—	—	—	—	—	—
Corporate & Shared Expenses	(11,518)	(16,885)	(16,163)	(15,619)	(60,185)	(13,758)	(16,469)	(14,850)	(12,936)	(58,013)	(15,951)	(18,306)	(17,869)	(17,426)	(69,552)

Operating Income before other charges	$42,818	$44,410	$48,660	$47,987	$183,875	$50,563	$53,370	$49,837	$49,329	$203,099	$51,981	$58,453	$61,835	$62,816	$235,085

Other charges (c):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Stock option expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other operating charges (d)	—	(7,342)	—	—	(7,342)	—	(19,817)	(4,022)	(7,103)	(30,942)	—	—	—	—	—

Operating Income (Loss) - Continuing Operations	$42,818	$37,068	$48,660	$47,987	$176,533	$50,563	$33,553	$45,815	$42,226	$172,157	$51,981	$58,453	$61,835	$62,816	$235,085

Operating Income (Loss) - Discontinued Operations	$3,971	$4,447	$4,107	$4,174	$16,699	$2,849	$1,110	$1,959	$2,094	$8,012	$2,290	$1,038	$2,201	$1,164	$6,693

Impairment Loss on Assets Held for Sale - Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Gain (Loss) on sale of Discontinued Operations	$—	$—	$—	$—	$—	$61,201	$—	$—	$—	$61,201	$—	$—	$—	$—	$—

Operating Margins - Continuing Operations
Insurance Services	54.6%	53.0%	52.7%	53.9%	53.5%	55.7%	56.9%	56.3%	54.2%	55.8%	54.5%	54.9%	55.8%	57.1%	55.6%
Screening and Authentication Services	15.9%	20.7%	23.0%	22.4%	20.6%	14.7%	23.4%	22.3%	19.9%	20.3%	17.8%	20.3%	22.0%	21.6%	20.6%
Financial and Professional Services	20.5%	28.5%	27.3%	18.3%	23.8%	23.8%	22.9%	19.9%	20.0%	21.7%	19.7%	22.1%	23.3%	26.7%	23.2%
Government Services	13.6%	11.4%	23.3%	29.9%	22.3%	22.1%	20.8%	18.9%	23.2%	21.3%	22.0%	30.7%	21.7%	26.7%	25.6%
Marketing Services	31.2%	33.0%	31.0%	28.9%	31.1%	27.0%	28.7%	15.8%	17.5%	22.6%	18.8%	19.0%	19.4%	22.6%	20.0%
Divested & Discontinued Lines (a)	-286.1%	n/a	n/a	n/a	-286.1%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other charges as a percentage of service revenue (c) (d)	27.9%	26.7%	28.0%	27.3%	27.5%	28.5%	29.4%	27.5%	27.4%	28.2%	26.6%	27.2%	27.9%	29.2%	27.7%
Operating income as a percentage of total revenue - continuing operations (c)	26.2%	21.0%	26.5%	26.1%	24.9%	26.8%	17.5%	23.6%	22.0%	22.5%	24.9%	26.3%	27.1%	28.2%	26.7%
Internal Growth Rates (e)
Insurance Services	17.5%	17.0%	18.5%	18.0%	17.8%	17.2%	15.0%	10.1%	9.5%	12.8%	12.2%	11.4%	14.8%	10.3%	12.2%
Screening and Authentication Services	-5.3%	1.9%	7.1%	0.4%	1.4%	-5.4%	-3.2%	4.3%	15.1%	2.9%	22.7%	18.8%	16.5%	21.0%	19.6%
Financial and Professional Services	-9.3%	-0.7%	-1.6%	-5.3%	-4.3%	-2.0%	-10.6%	-5.4%	-6.6%	-6.2%	-1.8%	0.3%	-4.8%	-5.2%	-2.9%
Government Services	20.9%	28.0%	76.8%	147.9%	72.1%	58.4%	26.4%	-25.3%	-46.7%	-11.4%	-24.5%	-5.9%	-0.7%	3.0%	-8.0%
Marketing Services	3.4%	5.4%	4.9%	6.7%	5.2%	-2.4%	-13.6%	-21.7%	-18.7%	-14.5%	-10.8%	-9.5%	4.2%	4.4%	-3.4%
Total ChoicePoint	5.9%	9.4%	14.0%	16.3%	11.6%	8.8%	3.0%	-1.7%	-3.3%	1.4%	5.7%	7.3%	10.2%	9.4%	8.2%

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total 2006
Insurance Services Revenue	$98,560	$100,963	$104,775	$98,555	$402,853	$112,326	$112,298	$116,118	$113,716	$454,458
Screening and Authentication Services Revenue	55,552	61,346	63,687	61,469	242,054	61,845	64,955	66,832	63,456	257,088
Financial and Professional Services Revenue	33,063	30,266	28,963	25,218	117,510	25,962	26,832	25,530	26,717	105,041
Government Services Revenue	31,080	29,981	35,326	32,971	129,358	31,375	32,324	35,123	36,991	135,813
Marketing Services Revenue	23,099	23,018	23,138	22,274	91,529	21,875	19,140	19,089	19,610	79,714
Royalty Revenue	797	526	954	121	2,398	—	—	—	—	—

Core Revenue (b)	$242,151	$246,100	$256,843	$240,608	$985,702	$253,383	$255,549	$262,692	$260,490	$1,032,114

Revenue from Divested & Discontinued Lines (a)	—	—	—	—	—	—	—	—	—	—

Service Revenue	$242,151	$246,100	$256,843	$240,608	$985,702	$253,383	$255,549	$262,692	$260,490	$1,032,114
Reimbursable Expenses per EITF 01-14 (f)	6,543	6,623	7,479	7,411	28,056	6,726	5,084	4,934	6,134	22,878

Total Revenue	$248,694	$252,723	$264,322	$248,019	$1,013,758	$260,109	$260,633	$267,626	$266,624	$1,054,992

Insurance Services Operating Income	$54,204	$55,282	$57,906	$54,278	$221,670	$60,815	$60,039	$60,594	$58,395	$239,843
Screening and Authentication Services Operating Income	11,192	14,476	16,415	16,897	58,980	14,238	14,729	15,740	12,389	57,096
Financial and Professional Services Operating Income	9,314	5,849	5,135	2,440	22,738	2,451	3,923	3,044	3,580	12,998
Government Services Operating Income	5,363	2,208	6,487	5,268	19,326	3,834	2,851	4,859	4,112	15,656
Marketing Services Operating Income	4,257	3,661	3,840	4,141	15,899	4,002	2,135	2,834	3,475	12,446
Royalty Operating Income	770	325	506	121	1,722	—	—	—	—	—
Divested & Discontinued Operating Income (a)	—	—	—	—	—	—	—	—	—	—
Corporate & Shared Expenses	(19,722)	(18,183)	(20,685)	(17,633)	(76,223)	(16,521)	(16,142)	(17,291)	(21,333)	(71,287)

Operating Income before other charges	$65,378	$63,618	$69,604	$65,512	$264,112	$68,819	$67,535	$69,780	$60,618	$266,752

Other charges (c):
Accelerated depreciation	—	—	—	—	—	(5,463)	—	—	—	(5,463)
Stock option expense	—	—	—	—	—	(3,537)	(3,424)	(4,284)	(4,156)	(15,401)
Other operating charges (d)	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,987)	(2,740)	(116,054)	7,209	(117,572)

Operating Income (Loss) - Continuing Operations	$59,966	$57,578	$65,598	$52,197	$235,339	$53,832	$61,371	$(50,558)	$63,671	$128,316

Operating Income (Loss) - Discontinued Operations	$1,122	$1,275	$(624)	$30	$1,803	$(779)	$(890)	$(1,576)	$983	$(2,262)

Impairment Loss on Assets Held for Sale - Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(58,000)	$(9,504)	$(67,504)

Gain (Loss) on sale of Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(4,941)	$(85)	$(5,026)

Operating Margins - Continuing Operations
Insurance Services	55.0%	54.8%	55.3%	55.1%	55.0%	54.1%	53.5%	52.2%	51.4%	52.8%
Screening and Authentication Services	20.1%	23.6%	25.8%	27.5%	24.4%	23.0%	22.7%	23.6%	19.5%	22.2%
Financial and Professional Services	28.2%	19.3%	17.7%	9.7%	19.3%	9.4%	14.6%	11.9%	13.4%	12.4%
Government Services	17.3%	7.4%	18.4%	16.0%	14.9%	12.2%	8.8%	13.8%	11.1%	11.5%
Marketing Services	18.4%	15.9%	16.6%	18.6%	17.4%	18.3%	11.2%	14.8%	17.7%	15.6%
Divested & Discontinued Lines (a)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other charges as a percentage of service revenue (c) (d)	27.0%	25.9%	27.1%	27.2%	26.8%	27.2%	26.4%	26.6%	23.3%	25.8%
Operating income as a percentage of total revenue - continuing operations (c)	24.1%	22.8%	24.8%	21.0%	23.2%	20.7%	23.5%	-18.9%	23.9%	12.2%
Internal Growth Rates (e)
Insurance Services	11.8%	12.7%	12.4%	13.1%	12.6%	12.8%	10.1%	8.2%	11.6%	10.6%
Screening and Authentication Services	12.2%	11.5%	12.5%	9.1%	11.3%	11.1%	5.0%	3.8%	2.3%	5.4%
Financial and Professional Services	1.3%	-6.7%	-5.1%	-15.3%	-6.8%	-21.5%	-11.3%	-11.9%	5.9%	-10.6%
Government Services	0.4%	-7.4%	12.5%	3.3%	2.2%	-2.4%	7.1%	-0.6%	12.2%	4.0%
Marketing Services	1.3%	-0.9%	-1.9%	-6.3%	-2.0%	-5.3%	-16.8%	-17.5%	-12.0%	-12.9%
Total ChoicePoint	8.3%	6.1%	8.3%	4.9%	6.9%	3.7%	3.1%	0.9%	6.5%	3.5%

(a)	Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.
(b)	Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.
(c)	Management excludes these charges in its assessments of operating results.
(d)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(e)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.
(f)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, service revenue and internal growth.

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands except per share amounts)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006
Net income	$36,970	$36,418	$39,584	$27,684	$140,656	$30,609	$34,861	$(72,216)	$23,667	$16,922
EPS - Diluted	$0.40	$0.40	$0.43	$0.30	$1.53	$0.34	$0.40	$(0.86)	$0.30	$0.20
Less:
Income (loss) from discontinued operations, net of tax	696	805	(387)	18	1,132	(468)	(542)	(949)	488	(1,471)
Impairment loss on assets held for sale, net of tax	—	—	—	—	—			(34,918)	(12,323)	(47,241)
Gain (loss) on sale of discontinued operations, net of tax	—	—	—	—	—	—	—	(3,088)	(53)	(3,141)

Income from continuing operations	$36,274	$35,613	$39,971	$27,666	$139,524	$31,077	$35,403	$(33,261)	$35,555	$68,775
EPS from continuing operations	$0.39	$0.39	$0.43	$0.30	$1.52	$0.35	$0.40	$(0.40)	$0.45	$0.81

Add back other charges (a):
Accelerated depreciation expense	—	—	—	—	—	5,463	—	—	—	5,463
Stock option expense	—	—	—	—	—	3,537	3,424	4,284	4,156	15,401
Other operating charges (b)	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572
Tax provision (benefit) related to other charges	(2,084)	(2,223)	(1,533)	(1,263)	(7,103)	(5,030)	(1,530)	(46,919)	1,950	(51,529)

Income from continuing operations excluding other charges (a)(b)	$39,602	$39,430	$42,444	$39,718	$161,194	$41,034	$40,037	$40,158	$34,452	$155,682
EPS from continuing operations excluding other charges (a)(b)	$0.43	$0.43	$0.46	$0.44	$1.76	$0.46	$0.46	$0.48	$0.43	$1.83

Income from continuing operations excluding other charges (a)(b)	39,602	39,430	42,444	39,718	161,194	$41,034	$40,037	$40,158	$34,452	$155,682
Stock option expense, net of tax	—	—	—	—	—	(2,749)	(2,713)	(3,465)	(3,365)	(12,292)

Income from continuing operations excluding other charges and including stock option expense	$39,602	$39,430	$42,444	$39,718	$161,194	$38,285	$37,324	$36,693	$31,087	$143,390
EPS from continuing operations excluding other charges and including stock option expense (a)(b)	$0.43	$0.43	$0.46	$0.44	$1.76	$0.43	$0.43	$0.44	$0.39	$1.69

Wtd Avg Shares - diluted	92,175	91,702	91,934	90,777	91,695	88,804	87,736	83,533	79,782	84,986

(a)	The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.
(b)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, and other charges as follows:

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006
Reversal of anticipated selling costs	—	—	—	—	—	—	—	—	(10,600)	(10,600)
Asset impairments	—	—	—	—	—	3,940	1,497	114,720	562	120,720
Nonmerger severance	—	—	—	—	—	1,115	658	411	—	2,184
Lease abandonments	—	—	—	—	—	150	(386)	—	1,996	1,760
Expenses related to fraudulent data access	5,412	6,040	4,006	13,315	28,773	782	971	923	833	3,509

Total other operating charges	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

(dollars in thousands)

Reconciliation of net cash provided by operating activities to net free cash flow

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006
Net cash provided by operating activities - continuing operations (A)	$43,044	$68,986	$51,145	$84,494	$247,669	$35,301	$34,038	$91,880	$73,288	$234,507
Additions to property and equipment	3,100	10,011	5,125	7,217	25,453	5,536	6,612	4,137	9,206	25,491
Additions to other assets, net	10,360	7,847	6,973	10,543	35,723	9,443	11,427	8,549	3,506	32,926

Total capital expenditures	13,460	17,858	12,098	17,760	61,176	14,979	18,039	12,686	12,712	58,417

Net free cash flow - continuing operations	$29,584	$51,128	$39,047	$66,734	$186,493	$20,322	$15,999	$79,194	$60,576	$176,090

Depreciation and Amortization	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006
Insurance Services	$2,568	$2,557	$2,448	$2,859	$10,432	$2,998	$3,072	$4,023	$4,203	$14,296
Screening and Authentication Services	2,935	3,102	3,071	3,061	12,169	3,106	3,231	3,373	3,592	13,302
Financial and Professional Services	3,328	3,423	3,505	3,473	13,729	3,282	3,025	3,122	3,217	12,646
Government Services	4,123	4,116	4,247	4,311	16,797	4,166	3,948	3,957	4,100	16,171
Marketing Services	1,705	1,509	1,578	1,648	6,440	1,608	1,695	1,658	1,629	6,590
Unallocated & Other	2,473	2,490	2,598	2,466	10,027	2,508	2,454	2,401	2,293	9,656
Accelerated Depreciation	—	—	—	—	—	5,463	—	—	—	5,463

Total Continuing Operations	$17,132	$17,197	$17,447	$17,818	$69,594	$23,131	$17,425	$18,534	$19,034	$78,124

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
Short-term debt and current maturities of long-term debt	$50,023	$50,042	$54,232	$50,022	$100,010	$101,810	$75,011	$100,011
Long-term debt, less current maturities	65,024	20,041	30,038	80,035	105,032	95,031	315,030	315,028

Total Debt	115,047	70,083	84,270	130,057	205,042	196,841	390,041	415,039
Cash and cash equivalents	(11,162)	(1,069)	(5,377)	(21,337)	(8,499)	(5,337)	(37,229)	(26,612)

Net Debt	103,885	69,014	78,893	108,720	196,543	191,504	352,812	388,427

Net Debt	103,885	69,014	78,893	108,720	196,543	191,504	352,812	388,427
Book Value of Shareholders’ Equity	1,029,576	1,067,919	1,074,133	1,020,874	968,875	1,015,991	721,944	663,647

Total Capitalization	1,133,461	1,136,933	1,153,026	1,129,594	1,165,418	1,207,495	1,074,756	1,052,074

Net debt to total book capital ratio	9.2%	6.1%	6.8%	9.6%	16.9%	15.9%	32.8%	36.9%

(A)	In 2005, year to date cash flow provided by operating activities includes a total of $15.9 million for the tax benefits of stock options exercised.

In 2006, such amounts are excluded from cash flow provided by operating activities in accordance with FASB Statement 123(R).